EXHIBIT NO.99.6











               This Warrant was originally issued on July 16, 2002, and such issuance was not registered under the Securities Act of 1933, as amended. The transfer of this Warrant and the securities obtainable upon exercise thereof is subject to the conditions on transfer specified in the Securities Purchase and Exchange
               Agreement, dated as of June 13, 2002 (as amended and modified from time to time), between the issuer hereof (the "Company") and the initial holder hereof, and the Company reserves the right to refuse the transfer of such security until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such conditions shall be furnished by the Company to the holder hereof without charge.



                            PRIME GROUP REALTY TRUST

                        SERIES A-2 SHARE PURCHASE WARRANT


Date of Issuance:  July 16, 2002                          Certificate No. A2W-1

     FOR VALUE RECEIVED, Prime Group Realty Trust, a Maryland real estate investment trust (the "Company"), hereby grants to Security Capital Preferred Growth Incorporated (the "Initial Holder") or its registered assigns (the "Registered Holders") the right to purchase from the Company 500,000 Common Shares at a price per share of $7.50. Such amount, as further adjusted from time to time hereunder, is referred to as the "Exercise Price." This Series A-2 Share Purchase Warrant is one of four warrants (collectively, the "Warrants") issuable by the Company to the Initial Holder pursuant to the Securities Purchase and Exchange Agreement, dated as of June 13, 2002 (the "Purchase Agreement"). The Purchase Agreement contains certain provisions relating to the Warrants that survive the repayment of the Notes. Certain capitalized terms used herein are defined in Section 5 hereof. The number of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

     This Warrant is subject to the following provisions:

     Section 1. Exercise of Warrant.

     1A. Exercise Period. The Registered Holder may exercise, in whole or in part (but not as to a fractional Common Share), the purchase rights represented by this Warrant at any time and from time to time after April 1, 2003 to and including the fifth anniversary of the Date of Issuance only if all principal, interest and other amounts owing with respect to the Notes have not been paid on or before April 1, 2003 (the "Exercise Period"). If the average of the daily Market Prices of a Common Share for the 30 consecutive Trading Days prior to the date that is 30 days prior to the end of the Exercise Period is at least 80% of the Exercise Price then in effect, then the Company shall give the Registered Holder written notice of the expiration of the rights hereunder at least 30 days but not more than 90 days prior to the end of the Exercise Period.

     1B. Exercise Procedure.

     (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

          (a) a completed Exercise Agreement, as described in paragraph 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

          (b) this Warrant;

          (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in
     Section 7 hereof; and

          (d) in the sole and exclusive discretion of the Registered Holder, either (1) a wire transfer in lawful money of the United States to the Company in an amount equal to the product of the Exercise Price multiplied by the number of Common Shares being purchased (in the case of a partial exercise such purchase must be for at least 25,000 Common Shares (as such number of Common Shares is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) (the "Threshold Amount") or, if lower than the Threshold Amount, the number of Common Shares obtainable upon exercise of this Warrant) upon such exercise (the "Aggregate Exercise Price"), (2) the surrender to the Company of Notes issued by Prime Group Realty, L.P. ("PGLP") having an aggregate outstanding principal amount plus accrued and unpaid interest ("Redemption Price") equal to the Aggregate Exercise Price of the Common Shares being purchased upon such exercise, (3) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of Common Shares issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Common Shares ("Cashless Exercise Price") is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant), or (4) any combination of cash, Notes or cashless exercise as described in clauses (1), (2) and (3) above, provided, that the sum of the cash payment, the Redemption Price and the Cashless Exercise Price is equal to the Aggregate Exercise Price.

     (ii) Certificates for Common Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within three Business Days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such three-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

     (iii) The Common Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Shares at the Exercise Time.

     (iv) The issuance of certificates for Common Shares upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any documentary stamp tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Common Shares except as provided in Section 10. Each Common Share issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof (except for any liens or charges attributable to the Registered Holder or the Purchaser).

     (v) The Company shall not close its books against the transfer of this Warrant or of any Common Share issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Shares acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

     (vi) The Company shall assist and cooperate with any Registered Holder or Purchaser (at the sole expense of such Registered Holder or Purchaser except as otherwise provided in the Registration Agreement or the Purchase Agreement) required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

     (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

     (viii) The Company shall at all times reserve and keep available out of its authorized but unissued Common Shares solely for the purpose of issuance upon the exercise of the Warrants, such number of Common Shares issuable upon the exercise of all outstanding Warrants. The Company shall take all such actions as may be necessary to assure that all such Common Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which Common Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

     1C. Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in Exhibit I hereto, except that if the Common Shares are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the Common Shares are to be issued, and if the number of Common Shares to be issued does not include all the Common Shares purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

     1D. Fractional Shares. If a fractional Common Share would, but for the provisions of paragraph 1A, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within ten Business Days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between the Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

     Section 2. Adjustment of Exercise Price and Number of Shares. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price and the number of Common Shares obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

     2A. Adjustment of Exercise Price and Number of Shares upon Issuance of Common Shares.

     (i) If and whenever on or after the Date of Issuance of this Warrant the Company issues or sells, or in accordance with paragraph 2B is deemed to have issued or sold, any Common Shares for a consideration per share less than the Exercise Price in effect immediately prior to such time, then immediately upon such issue or sale the Exercise Price shall be reduced to the Exercise Price determined by dividing:

          (a) the sum of (x) the product derived by multiplying the Exercise Price in effect immediately prior to such issue or sale times the number of Common Shares Deemed Outstanding immediately prior to such issue or sale, plus (y) the consideration, if any, received by the Company upon such issue or sale, by

          (b) the number of Common Shares Deemed Outstanding immediately after such issue or sale.

     (ii) Upon each such adjustment of the Exercise Price hereunder, the number of Common Shares acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Common Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     (iii) Notwithstanding the foregoing, there shall be no adjustment to the Exercise Price or the number of Common Shares obtainable upon exercise of this Warrant with respect to the granting of stock options, restricted stock awards or other awards under the Company's Share Incentive Plan to employees, directors, consultants and vendors of the Company and its Subsidiaries or the exercise thereof.

     2B. Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under paragraph 2A, the following shall be applicable:

     (i) Issuance of Rights or Options. If the Company in any manner grants or sells any Options and the price per share for which Common Shares are issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Exercise Price in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of Common Shares issuable upon the exercise of such Options, or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options, shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Shares are issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of Common Shares issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Shares or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Shares upon conversion or exchange of such Convertible Securities.

     (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Shares are issuable upon conversion or exchange thereof is less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the maximum number of Common Shares issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issue or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Shares are issuable upon conversion or exchange thereof" is determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of Common Shares issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Shares upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this paragraph 2B, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

     (iii) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Shares changes at any time, except for changes to the Exchange Notes and Other Warrants, the Exercise Price in effect at the time of such change shall be adjusted immediately to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Common Shares issuable hereunder shall be correspondingly adjusted; provided, that if such adjustment would result in an increase of the Exercise Price then in effect, such adjustment shall not be effective until 30 days after written notice thereof has been given by the Company to all holders of the Warrants. For purposes of this paragraph 2B, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Shares deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided, that no such change shall at any time cause the Exercise Price hereunder to be increased.

     (iv) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the Exercise Price then in effect and the number of Common Shares acquirable hereunder shall be adjusted immediately to the Exercise Price and the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued. For purposes of this paragraph 2B, the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant shall not cause the Exercise Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of this Warrant.

     (v) Calculation of Consideration Received. If any Common Shares, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Common Shares, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. In case any Common Shares, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Shares, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities shall be determined jointly by the Company and the Registered Holders of Warrants representing a majority of the Common Shares obtainable upon exercise of such Warrants. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the Common Shares obtainable upon exercise of such Warrants. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

     (vi) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the Company, the Options shall be deemed to have been issued without consideration.

     (vii) Treasury Shares. The number of Common Shares outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Shares.

     (viii) Record Date. If the Company takes a record of the holders of Common Shares for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Shares, Options or in Convertible Securities or
(B) to subscribe for or purchase Common Shares, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     2C. Subdivision or Combination of Common Shares. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding Common Shares into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Common Shares obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding Common Shares into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Common Shares obtainable upon exercise of this Warrant shall be proportionately decreased.

     2D. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Shares are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Shares is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision to insure that each of the Registered Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the Common Shares immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as would have been issued or payable in such Organic Change (if the holder had exercised this Warrant immediately prior to such Organic Change) with respect to or in exchange for the number of Common Shares immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 2 and Sections 3 and 4 hereof shall thereafter be applicable to the Warrants (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Common Shares reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of Common Shares acquirable and receivable upon exercise of the Warrants, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by an appropriate written instrument the obligation to deliver to each such holder such shares, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

     2E. Adjustment of Issuable Common Shares. Upon any exercise of the Series A-1 Warrants, the number of Common Shares issuable upon exercise of this Warrant shall be reduced pro rata by the total number of Common Shares that were issued pursuant to the terms of such Series A-1 Warrants.

     2F. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features (except any grants pursuant to the Company's Share Incentive Plan)), then the Company's board of trustees shall make an appropriate adjustment in the Exercise Price and the number of Common Shares obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided, that no such adjustment shall increase the Exercise Price or decrease the number of Common Shares obtainable as otherwise determined pursuant to this Section 2.

     2G. Notices.

     (i) Promptly after any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

     (ii) If at any time the Common Shares are not listed for trading or included for quotation, as applicable, on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange, the Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Shares, (B) with respect to any pro rata subscription offer to holders of Common Shares or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

     (iii) If at any time the Common Shares are not listed for trading or included for quotation, as applicable, on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange, the Company shall also give written notice to the Registered Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

     Section 3. Liquidating Dividends. If the Company declares or pays a dividend upon the Common Shares payable otherwise than in cash out of the Company's Accumulated Operating Funds From Operations (a "Liquidating Dividend"), then in each such case the Exercise Price shall be adjusted so that it shall equal the price determined by multiplying (x) the Exercise Price in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such Liquidating Dividend by
(y) a fraction, the numerator of which shall be the Market Price per Common Share on the record date less the amount of the Liquidating Dividend applicable to one Common Share, and the denominator of which shall be the Market Price per Common Share on the record date. Such adjustment shall become effective immediately at the opening of business on the Business Day next following the record date for the determination of shareholders entitled to receive such Liquidating Dividend.

     Section 4. Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Shares (the "Purchase Rights"), then the Registered Holder of this Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of Common Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Shares are to be determined for the grant, issue or sale of such Purchase Rights; provided, however, that the Registered Holder shall not be entitled to acquire such Purchase Rights if the grant, issue or sale of such Purchase Rights results in a reduction of the Exercise Price pursuant to Section 2.

     Section 5. Definitions. The following terms have meanings set forth below:

     "Accumulated  Operating Funds From Operations" means the difference between
(i) the Company's cumulative amount of Operating Funds From Operations after June 1, 2002, minus (ii) the cumulative amount of dividends accrued or paid in respect of the Common Shares or any class or series of preferred shares of beneficial interest of the Company after June 1, 2002.

     "Common Shares Deemed Outstanding" means, at any given time, the number of Common Shares actually outstanding at such time, plus the number of Common
Shares deemed outstanding pursuant to paragraphs 2B(i) and 2B(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any Common Shares issuable upon exercise of the Warrants.

     "Convertible Securities" means any stock or securities (directly or indirectly) convertible into or exchangeable for Common Shares.

     "Operating Funds From Operations" means net income (loss) determined in accordance with GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization (other than amortization of deferred financing costs and depreciation of non-real estate assets, including equipment) and after adjustment for unconsolidated partnerships and joint ventures, all computed in a manner consistent with the revised definition of Funds From Operations adopted by the National Association of Real Estate Investment Trusts, in its White Paper dated April 2002, plus any provisions for asset impairment; extraordinary items; severance and other employee or officer termination payments; the write-off of financing fees associated with a refinancing or debt extinguishment and adjusted for the effects of income or loss associated with derivative instruments; and non-recurring income or expenses, other than non-recurring operating income or expenses directly associated with the operation of the Company's properties, as such definitions have been or may be modified from time to time, as determined by the Company in good faith.

     "Market Price" means, for any period of Trading Days, (i) the "Volume Weighted Price" of the Common Shares during such Trading Day period as reported by Bloomberg LP on its "Volume at Price" screen, or, if such information is not available (ii) the number obtained by dividing (a) the sum of the products, for each sale of Common Shares during such Trading Day period, of (1) the sale price per Common Share and (2) the number of Common Shares sold by (b) the total number of Common Shares sold during such Trading Day period. For purposes of the calculation of Market Price set forth in clause (ii) above, if necessary, sales of Common Shares, sales prices per Common Share and the number and total number of Common Shares sold shall each be as reported in the composite transactions for the principal United States securities exchange on which the Common Shares is traded, or, if the Common Shares are not listed on a United States national or regional securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated.

     "Options" means any rights or options to subscribe for or purchase Common Shares or Convertible Securities other than such rights or options under the terms of the Company's Share Incentive Plan.

     "Other Warrants" means the Series A-1 Warrants, the Series B Warrants and the Series C Warrants, as defined in the Purchase Agreement.

     Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement.

     Section 6. No Voting Rights; Limitations of Liability. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Shares acquirable by exercise hereof or as a shareholder of the Company.

     Section 7. Warrant Transferable.

     7A. Assignment of Warrant.

     Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part (in the case of a partial transfer such transfer must be for purchase rights to acquire at least the Threshold Amount or, if lower than the Threshold Amount, the number of Common Shares obtainable upon exercise of this Warrant), without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company, together with funds to pay any transfer taxes payable; provided, however, that this Warrant and all rights hereunder shall at no time be transferred to any publicly traded company whose primary business is the ownership of office buildings or to any Person who beneficially owned 2,000,000 or more common units of the Operating Partnership as of May 28, 2002; provided, that for purposes of this paragraph 7A, beneficial ownership of Common Shares shall not be deemed to be beneficial ownership of common units of the Operating Partnership.

     7B. Treatment of Registered Holder. The Company may deem and treat the Registered Holder of this Warrant as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for the purposes of any exercise, conversion, distribution or any other purpose.

     Section 8. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

     Section 9. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided, that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     Section 10. Taxes. The Company will pay any and all documentary stamp or transfer taxes payable in respect of the issue or delivery of Common Shares or other securities or property on exercise of the Warrants pursuant hereto; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Common Shares or other securities or property in a name other than that of the Registered Holders, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax or established, to the reasonable satisfaction of the Company, that such tax has been paid.

     Section 11. Notices. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

     Section 12. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the Common Shares obtainable upon exercise of the Warrants.

     Section 13. Descriptive Headings; Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the State of Maryland shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of Maryland, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Maryland or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Maryland.

                                       *  *  *  *  *  *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers and to be dated the Date of Issuance hereof.

                                                  PRIME GROUP REALTY TRUST


                                                  By:  /s/Louis G. Conforti
                                                       --------------------

                                                  Its:  Co-President

Attest:

/s/ James F. Hoffman
--------------------
Title:  Executive Vice President,
        General  Counsel and Secretary

                                                                      EXHIBIT I


                               EXERCISE AGREEMENT

To:                                                Dated:

               The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. A2W-1), hereby agrees to subscribe for the purchase of ______ Common Shares covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.

                                                  Signature
                                                           ---------------------
                                                  Address
                                                           ---------------------


                                                                      EXHIBIT II


                                   ASSIGNMENT

               FOR VALUE RECEIVED,  ______________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. A2W-1) with respect to the number of Common Shares covered thereby set forth below, unto:

Names of Assignee                      Address                    No. of Shares






                                              Signature
                                                          ----------------------

                                                          ----------------------

                                              Witness
                                                          ----------------------